ADVISORS DISCIPLINED TRUST 632

                          SUPPLEMENT TO THE PROSPECTUS

     Notwithstanding anything to the contrary in the prospectus, the last sentence in the second paragraph under "How the Trust Works--How We Distribute Units" is replaced with the following: "In addition to the foregoing, if at least $5 million of units of the trust in this prospectus are sold during the initial offering period, we will pay UBS an additional concession within a reasonable time following the initial offering period equal to 0.10% of the public offering price per unit sold by UBS during the initial offering period, excluding units sold to Fee Accounts subject to a Wrap Fee."

     Supplement Dated:  November 4, 2010